EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SAFER RESIDENCE CORPORATION (the  "Company") on Form 10-KSB for the period ended September 30 2005, as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Melissa Blanchard, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

                                                  /s/ Melissa Blanchard

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Date: December 20, 2005         Melissa Blanchard

                                                  Chief Financial Officer